UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 20, 2016

Cynapsus Therapeutics Inc.

(Exact name of registrant as specified in its charter)

Canada	001-37426	98-1226819
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

828 Richmond Street West, Toronto, Ontario, Canada (Address of principal executive offices)	M6J 1C9 (Zip Code)

Registrant’s telephone number, including area code: 416-703-2449

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02. Termination of Material Definitive Agreements.

The prior employment agreements between Cynapsus Therapeutics Inc., a corporation organized under the federal laws of Canada (“Cynapsus”), and each of the Executives (as defined below) were terminated pursuant to new employment agreements executed in connection with the Arrangement (as defined below). The information set forth in Items 2.01 and 5.02 of this Current Report on Form 8-K is incorporated by reference into this Item 1.02.

Item 2.01. Completion of Acquisition or Disposition of Assets.

As previously announced, Cynapsus entered into an Arrangement Agreement dated August 31, 2016 (the “Arrangement Agreement”) among Sunovion Pharmaceuticals Inc., a Delaware corporation (“Parent”), and Sunovion CNS Development Canada ULC, an unlimited liability company existing under the laws of British Columbia, Canada (“Acquiror”), a wholly-owned subsidiary of Parent. As previously announced, on October 13, 2016, at a Special Meeting of the shareholders and warrantholders of Cynapsus (collectively, the “Securityholders”), the Securityholders approved a special resolution approving a plan of arrangement pursuant to section 192 of the Canada Business Corporations Act (the “Arrangement”). On October 17, 2016, Cynapsus made an application to the Ontario Superior Court of Justice (Commercial List) (the “Court”) for the Final Order approving the Arrangement and, on such date, the Court approved the Final Order. Capitalized terms used herein without a definition have the meanings given to such terms in the Arrangement Agreement.

In connection with the Arrangement, at 11:59 p.m. (the “Effective Time”) on October 20, 2016 (the “Effective Date”), Cynapsus transferred, assigned and otherwise disposed of all of its property and assets to a wholly-owned subsidiary formed for the purpose of effectuating the Arrangement (the “Company Sub”). The Company Sub assumed all liabilities and other obligations of Cynapsus.

On October 21, 2016 (the “Closing Date”), Acquiror acquired, directly or indirectly, all of the outstanding common shares of Cynapsus (each, a “Common Share”). Pursuant to the Arrangement, all of the Common Shares issued and outstanding immediately prior to the Effective Time were transferred to the Acquiror in exchange for an amount in cash equal to US$40.50 per share (the “Arrangement Consideration”), without interest and less applicable withholding taxes. Holders of Warrants outstanding immediately prior to the Effective Time were deemed to be transferred by the holder thereof to the Acquiror in exchange for a cash payment equal to the difference between US$40.50 and the exercise price of such Warrant. Holders of Options outstanding immediately prior to the Effective Time were deemed to be surrendered by the holder in exchange for a cash payment equal to the difference between US$40.50 and the exercise price of such Option. As a result of the foregoing, Cynapsus became a direct wholly-owned subsidiary of Acquiror.

The foregoing description of the Arrangement Agreement and the Arrangement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Arrangement Agreement, a copy of which was attached as Exhibit 2.1 to Cynapsus’s Current Report on Form 8-K filed with the United States Securities and Exchange Commission (the “SEC”) on September 1, 2016, the terms of which are incorporated herein by reference.

The disclosure regarding the Arrangement set forth under Item 5.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On the Closing Date, Cynapsus notified the NASDAQ Stock Market LLC (“NASDAQ”) that the Arrangement had been approved by the Securityholders and had closed, and requested that trading in the Common Shares be halted immediately and that the Common Shares be suspended from listing on NASDAQ. On the Closing Date NASDAQ halted trading in the Common Shares, filed with the SEC a notification of removal from listing on Form 25 to report that the Common Shares will no longer be listed on NASDAQ and notified Cynapsus that the Common Shares will be suspended from trading on NASDAQ following the close of the market session on October 21, 2016.

On the Closing Date, Cynapsus notified the Toronto Stock Exchange (the “TSX”) that the Arrangement had been completed and requested that the Common Shares be delisted from the TSX. It is expected that the Common Shares will be delisted from the TSX shortly.

Cynapsus or its successor intends to file with the SEC a certification and notice of termination on Form 15 to terminate the registration of Common Shares under the Securities Exchange Act of 1934 (as amended, the “Exchange Act”) and to terminate Cynapsus’s reporting obligations under Sections 13 of the Exchange Act and to suspend Cynapsus’s reporting obligations under Section 15(d) of the Exchange Act. Additionally, once delisting from the TSX and NASDAQ is complete, Cynapsus or its successor intends to file the required notices and applications for it to cease to be a reporting issuer in all jurisdictions in Canada where it is currently a reporting issuer.

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

Item 3.03. Material Modification to Rights of Security Holders.

In connection with the Arrangement, holders of Common Shares and outstanding Warrants and Options immediately prior to the Effective Time ceased to have any rights as shareholders, warrantholders or optionholders in Cynapsus (other than their right to receive the Arrangement Consideration or other applicable amount pursuant to the Arrangement Agreement).

The information set forth in Items 2.01, 3.01 and 5.01 of this Current Report on Form 8-K is incorporated by reference in this Item 3.03.

Item 5.01. Changes in Control of Registrant.

In connection with the Arrangement, a change in control of Cynapsus occurred and Cynapsus became an indirect wholly-owned subsidiary of Parent.

The information set forth in Items 2.01 and 5.02 of this Current Report on Form 8-K is incorporated by reference in this Item 5.01.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On the Closing Date all of the members of the board of directors of Cynapsus, consisting of Anthony Giovinazzo, Frederick Driscoll, Tomer Gold, Ronald Hosking, Tamar Howson, Nan Hutchinson, Perry Molinoff, Ilan Oren, and Rochelle Stenzler, resigned as directors and committee members, as applicable, of Cynapsus, effective as of 12:01 AM. Immediately thereafter, Gregory Bokar, Stephen Freeman, and Douglas Reynolds were elected as the members of the board of directors of Cynapsus. Gregory Bokar and Stephen Freeman also serve as the directors of the Acquiror and will serve as the directors of Amalco (as defined below) following the amalgamation described in Item 5.03 below.

On October 20, 2016, the named executive officers of Cynapsus immediately prior to the Effective Time, consisting of Anthony Giovinazzo (President and Chief Executive Officer), Andrew Williams (Chief Financial Officer and Chief Operating Officer), Albert Agro (Chief Marketing Officer) and Thierry Bilbault (Chief Security Officer and Executive Vice President of Chemistry, Manufacturing, and Controls) (collectively, the “Executives”) entered into employment agreements (each an “Employment Agreement” and, collectively, the “Employment Agreements”) with Cynapsus and Acquiror with respect to their services as executive officers of Amalco. The terms and conditions of the Employment Agreements were conditioned on the closing of the Arrangement and were deemed effective on the Closing Date. Pursuant to the terms of the Employment Agreements and in connection with the closing of the Arrangement, each Executive’s prior employment agreement with Cynapsus was terminated on the Closing Date and such persons ceased serving as executive officers of Cynapsus.

Effective on the Closing Date Mr. Giovinazzo became President and Chief Executive Officer of Amalco. Pursuant to the terms of his Employment Agreement, Mr. Giovinazzo will receive an annual base salary of CAD$575,027 and a 2016 bonus of CAD$358,047. Mr. Giovinazzo will also be eligible to receive a 2017 target bonus of 75% of base salary (less deductions required by law), subject to the terms of any bonus plan, successful achievement by Mr. Giovinazzo and Amalco of any applicable targets, and various bonus eligibility conditions. Mr. Giovinazzo will also receive a special bonus of CAD$431,270 upon filing and acceptance by the U.S. Food and Drug Administration (“FDA”) of a New Drug Application (“NDA”) for APL-130277 (the “NDA Acceptance”). The term of Mr. Giovinazzo’s employment under the Employment Agreement will expire on the later of October 21, 2017 or NDA Acceptance. If Mr. Giovinazzo’s employment is terminated pursuant to a change in control or without just cause, or if Mr. Giovinazzo resigns for good reason, Mr. Giovinazzo will receive a lump sum severance payment equivalent to 18 months base salary and an amount equal to 18 months of the applicable annual bonus. Mr. Giovinazzo will also receive a monthly car allowance of CAD$2,250. Mr. Giovinazzo will be subject to an 18 month non-competition restriction following a termination of employment with Amalco.

Effective on the Closing Date Mr. Williams became Head of Finance and Administration, Sublingual Apomorphine of Amalco. Pursuant to the terms of his Employment Agreement, Mr. Williams will receive an annual base salary of CAD$366,013 and a 2016 bonus of CAD$133,940. Mr. Williams will also be eligible to receive a 2017 target bonus of 40% of base salary (less deductions required by law), subject to the terms of any bonus plan, successful achievement by Mr. Williams and Amalco of any applicable targets, and various bonus eligibility conditions. Mr. Williams will also receive a special bonus of CAD$91,503 if he remains actively employed by Amalco through February 28, 2017. The term of Mr. William’s employment under his Employment Agreement will continue for an indefinite term, subject to earlier termination as provided therein. If Mr. Williams’s employment is terminated pursuant to a change in control or without just cause, or if Mr. Williams resigns for good reason, Mr. Williams will receive a lump sum severance payment equivalent to 14 months base salary and an amount equal to 14 months of the applicable annual bonus. Mr. Williams will be subject to a 14 month non-competition restriction following a termination of employment with Amalco.

Effective on the Closing Date Mr. Bilbault became the Head of Chemistry, Manufacturing, and Controls, Sublingual Apomorphine of Amalco. Pursuant to the terms of the Employment Agreement, Mr. Bilbault will receive an annual salary of CAD$489,103 and a 2016 bonus of CAD$160,728. Mr. Bilbault will also be eligible to receive a 2017 target bonus of 40% of base salary (less deductions required by law), subject to the terms of any bonus plan, successful achievement by Mr. Bilbault and Amalco of any applicable targets, and various bonus eligibility conditions. Mr. Bilbault will also receive special bonuses of CAD$122,276, CAD$244,552, and CAD$366,827 upon the NDA Acceptance, the approval of the NDA by the FDA (the “NDA Approval”) and 180 days post NDA Approval, respectively, if he remains actively employed through such dates. The term of Mr. Bilbault’s employment under his Employment Agreement will expire on the later of October 21, 2017 or NDA Acceptance. If Mr. Bilbault’s employment is terminated pursuant to a change in control or without just cause, or if Mr. Bilbault resigns for good reason, Mr. Bilbault will receive a lump sum severance payment equivalent to 12 months base salary and an amount equal to 12 months of the applicable annual bonus. Mr. Bilbault will be subject to a 12 month non-competition restriction following a termination of employment with Amalco.

Effective on the Closing Date Mr. Agro became Head of Clinical Research, Sublingual Apomorphine of Amalco. Pursuant to the terms of the Employment Agreement, Mr. Agro will receive an annual base salary of CAD$489,103 and a 2016 bonus of CAD$168,764. Mr. Agro will also be eligible to receive a 2017 target bonus of 40% of base salary (less deductions required by law), subject to the terms of any bonus plan, successful achievement by Mr. Agro and Amalco of any applicable targets, and various bonus eligibility conditions. Mr. Agro will also receive special bonuses of CAD$244,522 and CAD$244,552 upon the NDA Acceptance and the NDA Approval, respectively, if he remains actively employed through such dates. The term of Mr. Agro’s employment under the Employment Agreement will expire on the later of December 31, 2018 or NDA Approval. If Mr. Agro’s employment is terminated pursuant to a change in control or without just cause, or if Mr. Agro resigns for good reason, Mr. Agro will receive a lump sum severance payment equivalent to 12 months base salary and an amount equal to 12 months of the applicable annual bonus. Mr. Agro will be subject to a 12 month non-competition restriction following a termination of employment with Amalco.

Pursuant to the Employment Agreements, the Executives will be provided with benefits, including the ability to participate in employee health plans.

The information set forth in Item 5.03 of this Current Report on Form 8-K is incorporated by reference in this Item 5.01

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 20, 2016, in connection with the consummation of the Arrangement, Cynapsus received a Certificate of Arrangement from Industry Canada, which certified that the Arrangement has been effected under section 192 of the Canada Business Corporations Act. The Certificate of Arrangement is filed as Exhibit 3.1 hereto and is incorporated herein by reference.

On the Closing Date, Cynapsus changed its jurisdiction of incorporation to the Province of British Columbia, Canada under the Business Corporations Act (British Columbia) by way of a continuation. On such date, Cynapsus completed the filing of a continuation application with the Corporate Registry for the Province of British Columbia (the “Registry”) and received a Certificate of Continuation from the Registry. A copy of the Certificate of Continuation is attached hereto as Exhibit 3.2 and incorporated herein by reference. A copy of the notice of articles and articles of Cynapsus governed by the laws of the Province of British Columbia are attached hereto as Exhibits 3.3 and 3.4, respectively, and incorporated herein by reference.

As a final step, Cynapsus, the Company Sub and Acquiror will be amalgamated effective as of 5:30 p.m. on October 21, 2016. The amalgamated company will be named Sunovion CNS Development Canada ULC (“Amalco”). The Articles of Sunovion CNS Development Canada ULC are attached as Exhibit 3.5 and incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On the Closing Date, Cynapsus issued a press release announcing, among other things, the completion of the Arrangement and that trading of the Common Shares on NASDAQ and the TSX will cease in connection therewith. A copy of the press release is furnished as Exhibit 99.1 hereto and incorporated in this Item 7.01 by reference.

The information set forth in this Item 7.01 and Exhibit 99.1 shall not be deemed “filed” for purposes of the Exchange Act, nor shall it be deemed incorporated by reference in any Cynapsus filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

d) Exhibits

Exhibit No.	Description
2.1+	Arrangement Agreement among Acquiror, Parent and Cynapsus dated August 31, 2016 (incorporated by reference to Exhibit 2.1 to Cynapsus’s Current Report on Form 8-K filed on September 1, 2016)
3.1*	Certificate of Arrangement
3.2*	Certificate of Continuation, dated October 21, 2016
3.3*	Notice of Articles of Cynapsus Therapeutics Inc. (British Columbia)
3.4*	Articles of Cynapsus Therapeutics Inc. (British Columbia)
3.5*	Articles of Sunovion CNS Development Canada ULC
99.1**	Press release dated October 21, 2016

______________

+	Certain disclosure schedules have been omitted. Cynapsus hereby agrees to furnish supplementally a copy of any omitted schedule to the SEC, upon request; provided, however, that Cynapsus may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act, for any such schedule so furnished.
*	Filed herewith.
**	Furnished herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 21, 2016

Cynapsus Therapeutics Inc.

By:	/s/ Gregory Bokar
Name:	Gregory Bokar
Title:	Director

EXHIBIT INDEX

Exhibit No.	Description
2.1+	Arrangement Agreement among Acquiror, Parent and Cynapsus dated August 31, 2016 (incorporated by reference to Exhibit 2.1 to Cynapsus’s Current Report on Form 8-K filed on September 1, 2016)
3.1*	Certificate of Arrangement
3.2*	Certificate of Continuation, dated October 21, 2016
3.3*	Notice of Articles of Cynapsus Therapeutics Inc. (British Columbia)
3.4*	Articles of Cynapsus Therapeutics Inc. (British Columbia)
3.5*	Articles of Sunovion CNS Development Canada ULC
99.1**	Press release dated October 21, 2016

______________

+	Certain disclosure schedules have been omitted. Cynapsus hereby agrees to furnish supplementally a copy of any omitted schedule to the SEC, upon request; provided, however, that Cynapsus may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act, for any such schedule so furnished.
*	Filed herewith.
**	Furnished herewith.